Exhibit 10.1

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this “Agreement”) is entered into on March 29, 2021 by and among:

Party A:

Beijing Asian League Wins Technology Co., Ltd

Registered Address: 1162, 1/F, 15 Xiaoyun Road, Chaoyang District, Beijing, PRC;

Party B:

Hengshui Jingzhen Environmental Company Limited

Registered Address: North Side of Changning Road, Economic and Technological Development Zone, Hengshui City,

   Hebei Province, PRC;

Party C:

Shuhua Liu (Identity Card Number:

Beijing Chuang Jia Lian Zi Xun Co., Ltd. (Unified Social Credit Code: 91110105MA01RLQ67P).

WHEREAS:

1.	Party A and Party B entered into the exclusive technology development, consulting and services agreement on January 20, 2021;

2.	Party A, Party B and Party C entered into the exclusive option agreement on January 20, 2021;

3.	Party A, Party B and Party C entered into the equity pledge agreement on January 20, 2021;

4.	Each of Party C executed the power of attorney to Party A on January 20, 2021;

5.	Shuhua Liu's spouse executed a commitment letter to Party A on January 20, 2021.

THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

1.	Party A and Party B agree to terminate the exclusive technology development, consulting and services agreement entered into on January 20, 2021. From the effective date of this Agreement, the exclusive technology development, consulting and services agreement shall terminate and all the rights and obligations thereunder shall have no effect automatically.

2.	Party A, Party B and Party C agree to terminate the exclusive option agreement entered into on January 20, 2021. From the effective date of this Agreement, the exclusive option agreement shall terminate and all the rights and obligations thereunder shall have no effect automatically.

3.	Party A, Party B and Party C agree to terminate the equity pledge agreement entered into on January 20, 2021. From the effective date of this Agreement, the equity pledge agreement shall terminate and all the rights and obligations thereunder shall have no effect automatically.

4.	Each of Party C hereby confirms that the power of attorney executed on January 20, 2021 shall be terminated concurrently with the termination of the exclusive option agreement entered into by Party A, Party B and Party C on January 20, 2021.

5.	The commitment letter executed by Shuhua Liu's spouse on January 20, 2021 shall be terminated from the effective date of this Agreement.

6.	This Agreement shall take effect upon the execution of this Agreement by the parties.

7.	This Agreement is governed by laws of the PRC.

8.	This Agreement shall be executed in four copies. Each party shall have one copy.

[Signature Page]

Party A: Beijing Asian League Wins Technology Co., Ltd (Seal)

By:	/s/ Shuhua Liu
Name:	Shuhua Liu
Title:	Legal Representative

Party B: Hengshui Jingzhen Environmental Company Limited (Seal)

By:	/s/ Jianwei Zhang
Name:	Jianwei Zhang
Title:	Legal Representative

Party C:

/s/ Shuhua Liu
Shuhua Liu

Beijing Chuang Jia Lian Zi Xun Co., Ltd. (Seal)

By:	/s/ Shuhua Liu
Name:	Shuhua Liu
Title:	Legal Representative

SIGNATURE PAGE TO TERMINATION AGREEMENT